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                                                                    EXHIBIT 23.3

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 6, 1998 (except Note 14, as to which the date is June 30, 1999) in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-76397) and related Prospectus of The Yankee Candle Company, Inc. for the registration of shares of its common stock.



                                                           /s/ Ernst & Young LLP



Boston, Massachusetts
June 30, 1999